NRG Energy, Inc. Subsidiaries
(Report printed 10/07/03)

			NRG Energy, Inc.
Number	Name	Jurisdiction of Incorporation	Ownership

1.	Arthur Kill Power LLC	Delaware	100.00%
2.	Astoria Gas Turbine Power LLC	Delaware	100.00%
3.	Bayou Cove Peaking Power, LLC	Delaware	100.00%
4.	Berrians I Gas Turbine Power LLC	Delaware	100.00%
5.	Big Cajun I Peaking Power LLC	Delaware	100.00%
6.	Big Cajun II Unit 4 LLC	Delaware	100.00%
7.	Brimsdown Power Limited	United Kingdom	50.00%
8.	Cabrillo Power I LLC	Delaware	50.00%
9.	Cabrillo Power II LLC	Delaware	50.00%
10.	Cadillac Renewable Energy LLC	Delaware	50.00%
11.	Calpine Cogeneration Corporation	Delaware	20.00%
12.	Camas Power Boiler Limited Partnership	Oregon	100.00%
13.	Camas Power Boiler, Inc.	Oregon	100.00%
14.	Capistrano Cogeneration Company	California	100.00%
15.	Central and Eastern Europe Power Fund, Ltd.	Bermuda	23.58%
16.	Chickahominy River Energy Corp.	Virginia	100.00%
17.	Clark Power LLC	Delaware	50.00%
18.	Cobee Energy Development LLC	Delaware	100.00%
19.	Cobee Holdings LLC	Delaware	100.00%
20.	Commonwealth Atlantic Limited Partnership	Virginia	100.00%
21.	Commonwealth Atlantic Power LLC	Delaware	100.00%
22.	Compania Boliviana de Energia Electrica S.A.	Canada (Nova Scotia)	100.00%
23.	Conemaugh Power LLC	Delaware	100.00%
24.	Coniti Holding B.V.	Netherlands	100.00%
25.	Connecticut Jet Power LLC	Delaware	100.00%
26.	Croatia Power Group	Cayman Islands	20.00%
27.	Csepel Luxembourg (No. 1) S.a.r.l.	Luxembourg	100.00%
28.	Devon Power LLC	Delaware	100.00%
29.	Dunkirk Power LLC	Delaware	100.00%
30.	Eastern Sierra Energy Company	California	100.00%
31.	El Segundo Power II LLC	Delaware	100.00%
32.	El Segundo Power, LLC	Delaware	50.00%
33.	Elk River Resource Recovery, Inc.	Minnesota	100.00%
34.	Empresa de Generación Eléctrica Cahua S.A.	Peru	100.00%
35.	Energia Pacasmayo S.A.	Peru	100.00%
36.	Energy Investors Fund, L.P.	Delaware	3.00%

			NRG Energy, Inc.
Number	Name	Jurisdiction of Incorporation	Ownership

37.	Energy National, Inc.	Utah	100.00%
38.	Enfield Energy Centre Limited	United Kingdom	50.00%
39.	Enfield Holdings B.V.	Netherlands	50.00%
40.	Enfield Operations (UK) Limited	United Kingdom	50.00%
41.	Enfield Operations, L.L.C.s	Delaware	51.00%
42.	Enifund, Inc.	Utah	100.00%
43.	Enigen, Inc.	Utah	100.00%
44.	Entrade Holdings B.V.	Netherlands	100.00%
45.	ESOCO Molokai, Inc.	Utah	100.00%
46.	ESOCO Orrington, Inc.	Utah	100.00%
47.	ESOCO Soledad, Inc.	Utah	100.00%
48.	ESOCO, Inc.	Utah	100.00%
49.	European Generating S.a.r.l.	Luxembourg	100.00%
50.	Fernwärme GmbH Hohenmölsen-Webau	Germany	50.00%
51.	Flinders Coal Pty Ltd	Australia	100.00%
52.	Flinders Labuan (No. 1) Ltd.	Labuan	100.00%
53.	Flinders Labuan (No. 2) Ltd.	Labuan	100.00%
54.	Flinders Osborne Trading Pty Ltd	Australia	100.00%
55.	Flinders Power Finance Pty Ltd	Australia	100.00%
56.	Flinders Power Partnership	Australia	100.00%
57.	Four Hills, LLC	Delaware	50.00%
58.	Fresh Gas LLC	Delaware?	50.00%
59.	GALA-MIBRAG-Service GmbH	Germany	50.00%
60.	Gladstone Power Station Joint Venture (unincorporated)	Australia	37.50%
61.	Granite II Holding, LLC	Delaware	100.00%
62.	Granite Power Partners II, L.P.	Delaware	100.00%
63.	Gröbener Logistick GmbH - Spedition, Handel und Transport	Germany	50.00%
64.	Gunwale B.V.	Netherlands	100.00%
65.	Hanover Energy Company	California	100.00%
66.	Hsin Yu Energy Development Co., Ltd.	Taiwan	61.36%
67.	Huntley Power LLC	Delaware	100.00%
68.	Indian River Operations Inc.	Delaware	100.00%
69.	Indian River Power LLC	Delaware	100.00%
70.	Ingenieurbüro für Grundwasser GmbH	Germany	50.00%
71.	Itiquira Energetica S.A.	Brazil	98.20%
72.	Jackson Valley Energy Partners, L.P.	California	50.00%
73.	James River Cogeneration Company	North Carolina	50.00%
74.	James River Power LLC	Delaware	100.00%
75.	Kaufman Cogen LP	Delaware	100.00%
76.	Keystone Power LLC	Delaware	100.00%
77.	Kiksis B.V.	Netherlands	100.00%

			NRG Energy, Inc.
Number	Name	Jurisdiction of Incorporation	Ownership

78.	Kissimmee Power Partners, Limited Partnership	Delaware	100.00%
79.	Kladno Power (No. 1) B.V.	Netherlands	100.00%
80.	Kladno Power (No. 2) B.V.	Netherlands	100.00%
81.	Kraftwerk Schkopau Betriebsgesellschaft mbH	Germany	22.20%
82.	Kraftwerk Schkopau GbR	Germany	20.95%
83.	Lakefield Junction LLC	Delaware	50.00%
84.	Lambique Beheer B.V.	Netherlands	100.00%
85.	Landfill Power LLC	Wyoming	25.00%
86.	Long Beach Generation LLC	Delaware	50.00%
87.	Louisiana Generating LLC	Delaware	100.00%
88.	Loy Yang Power Management Pty Ltd	Australia (Victoria)	25.37%
89.	Loy Yang Power Partners	Australia	25.37%
90.	Loy Yang Power Projects Pty Ltd	Australia (Victoria)	25.37%
91.	LS Power Management, LLC	Delaware	100.00%
92.	LSP Batesville Funding Corp.	Delaware	48.63%
93.	LSP Batesville Holding, LLC	Delaware	48.63%
94.	LSP Energy Limited Partnership	Delaware	48.63%
95.	LSP Energy, Inc.	Delaware	48.63%
96.	LSP Equipment, LLC	Delaware	100.00%
97.	LSP-Hardee Energy, LLC	Delaware	100.00%
98.	LSP-Kendall Energy, LLC	Delaware	100.00%
99.	LSP-Nelson Energy, LLC	Delaware	100.00%
100.	LSP-Pike Energy, LLC	Delaware	100.00%
101.	Meriden Gas Turbines LLC	Delaware	100.00%
102.	MESI Fuel Station #1 LLC	Delaware	50.00%
103.	MIBRAG B.V.	Netherlands	50.00%
104.	MIBRAG Industriekraftwerke GmbH & Co. KG	Germany	50.00%
105.	MIBRAG Industriekraftwerke Betriebs GmbH	Germany	50.00%
106.	MIBRAG Industriekraftwerke Vertriebs GmbH	Garmany	50.00%
107.	MIBRAG Industriekraftwerke Vermögensverwaltungs und Beteiligungs GmbH	Germany	50.00%
108.	MUEG Mitteldeutsche Umwelt- und Entsorgung GmbH	Germany	50.00%
109.	MidAtlantic Generation Holding LLC	Delaware	100.00%
110.	Middletown Power LLC	Delaware	100.00%
111.	Minnesota Methane Holdings LLC	Delaware	50.00%
112.	Minnesota Methane II LLC	Delaware	50.00%
113.	Minnesota Waste Processing Company, L.L.C.	Delaware	50.00%

			NRG Energy, Inc.
Number	Name	Jurisdiction of Incorporation	Ownership

114.	Mitteldeutsche Braunkohlengesellschaft mbH	Germany	50.00%
115.	MM Biogas Power LLC	Delaware	50.00%
116.	MM Burnsville Energy LLC	Delaware	50.00%
117.	MM Hackensack Energy LLC	Delaware	50.00%
118.	MM Nashville Energy LLC	Delaware	50.00%
119.	MM Phoenix Energy LLC	Delaware	50.00%
120.	MM Prima Deshecha Energy LLC	Delaware	50.00%
121.	MM San Bernardino Energy LLC	Delaware	50.00%
122.	MM Tajiguas Energy LLC	Delaware	50.00%
123.	MM Woodville Energy LLC	Delaware	50.00%
124.	MN San Bernardino Gasco I LLC	Delaware	50.00%
125.	MN San Bernardino Gasco II LLC	Delaware	50.00%
126.	Montauk-NEO Gasco LLC	Delaware	50.00%
127.	Montan Bildungs- und Entwicklungsgesellschaft mbH	Germany	50.00%
128.	Montville Power LLC	Delaware	100.00%
129.	Mt. Poso Cogeneration Company, A California Limited Partnership	California	39.00%
130.	NEO California Power LLC	Delaware	100.00%
131.	NEO Chester-Gen LLC	Delaware	100.00%
132.	NEO Corporation	Minnesota	100.00%
133.	NEO Freehold-Gen LLC	Delaware	100.00%
134.	NEO Fresh Kills LLC	Delaware	100.00%
135.	NEO Ft. Smith LLC	Delaware	100.00%
136.	NEO Hackensack, LLC	Delaware	100.00%
137.	NEO Landfill Gas Holdings Inc.	Delaware	100.00%
138.	NEO Landfill Gas Inc.	Delaware	100.00%
139.	NEO Nashville LLC	Delaware	100.00%
140.	NEO Phoenix LLC	Delaware	100.00%
141.	NEO Power Services Inc.	Delaware	100.00%
142.	NEO Prima Deshecha LLC	Delaware	100.00%
143.	NEO Tajiguas LLC	Delaware	100.00%
144.	NEO Toledo-Gen LLC	Delaware	100.00%
145.	NEO Woodville LLC	Delaware	100.00%
146.	NEO-Montauk Genco LLC	Delaware	100.00%
147.	NEO-Montauk Genco Management LLC	Delaware	100.00%
148.	NM Colton Genco LLC	Delaware	50.00%
149.	NM Mid Valley Genco LLC	Delaware	50.00%
150.	NM Milliken Genco LLC	Delaware	50.00%
151.	NM San Timoteo Genco LLC	Delaware	50.00%
152.	Northbrook Acquisition Corp.	Delaware	50.00%

			NRG Energy, Inc.
Number	Name	Jurisdiction of Incorporation	Ownership

153.	Northbrook Carolina Hydro II, L.L.C.	Delaware	50.00%
154.	Northbrook Carolina Hydro, L.L.C.	Delaware	99.00%
155.	Northbrook Energy, L.L.C.	Delaware	50.00%
156.	Northbrook New York, LLC	Delaware	70.00%
157.	Northeast Generation Holding LLC	Delaware	100.00%
158.	Norwalk Power LLC	Delaware	100.00%
159.	NR(Gibraltar)	Gibraltar	50.00%
160.	NRG Affiliate Services Inc.	Delaware	100.00%
161.	NRG Andean Development Ltda.	Bolivia	99.00%
162.	NRG Arthur Kill Operations Inc.	Delaware	100.00%
163.	NRG Ashtabula Generating LLC	Delaware	100.00%
164.	NRG Ashtabula Operations Inc.	Delaware	100.00%
165.	NRG Asia Corporate Services Pte Ltd.	Singapore	100.00%
166.	NRG Asia-Pacific, Ltd.	Delaware	100.00%
167.	NRG Astoria Gas Turbine Operations Inc.	Delaware	100.00%
168.	NRG Audrain Generating LLC	Delaware	100.00%
169.	NRG Audrain Holding LLC	Delaware	100.00%
170.	NRG Australia Holdings (No. 4) Pty Ltd.	South Wales, Australia	100.00%
171.	NRG Batesville LLC	Delaware	100.00%
172.	NRG Bay Shore Operations Inc.	Delaware	100.00%
173.	NRG Bayou Cove LLC	Delaware	100.00%
174.	NRG Bourbonnais Equipment LLC	Delaware	100.00%
175.	NRG Bourbonnais LLC	Illinois	100.00%
176.	NRG Brazos Valley GP LLC	Delaware	100.00%
177.	NRG Brazos Valley LP LLC	Delaware	100.00%
178.	NRG Cabrillo Power Operations Inc.	Delaware	100.00%
179.	NRG Cadillac Inc.	Delaware	100.00%
180.	NRG Cadillac Operations Inc.	Delaware	100.00%
181.	NRG California Peaker Operations LLC	Delaware	100.00%
182.	NRG Capital II LLC	Delaware	100.00%
183.	NRG Capital LLC	Delaware	100.00%
184.	NRG Caymans Company	Cayman Islands	100.00%
185.	NRG Caymans-C	Cayman Islands	100.00%
186.	NRG Caymans-P	Cayman Islands	100.00%
187.	NRG Central U.S. LLC	Delaware	100.00%
188.	NRG Collinsville Operating Services Pty Ltd	Australia	100.00%
189.	NRG ComLease LLC	Delaware	100.00%
190.	NRG Connecticut Affiliate Services Inc.	Delaware	100.00%
191.	NRG Connecticut Equipment LLC	Delaware	100.00%
192.	NRG Connecticut Generating LLC	Delaware	100.00%
193.	NRG Development Company Inc.	Delaware	100.00%

			NRG Energy, Inc.
Number	Name	Jurisdiction of Incorporation	Ownership

194.	NRG Devon Operations Inc.	Delaware	100.00%
195.	NRG do Brasil Ltda.	Brazil	100.00%
196.	NRG Dunkirk Operations Inc.	Delaware	100.00%
197.	NRG Eastern LLC	Delaware	100.00%
198.	NRG Eastlake Operations Inc.	Delaware	100.00%
199.	NRG El Segundo Operations Inc.	Delaware	100.00%
200.	NRG Energy Center Dover LLC	Delaware	100.00%
201.	NRG Energy Center Harrisburg Inc.	Delaware	100.00%
202.	NRG Energy Center Minneapolis LLC	Delaware	100.00%
203.	NRG Energy Center Paxton LLC	Delaware	100.00%
204.	NRG Energy Center Pittsburgh LLC	Delaware	100.00%
205.	NRG Energy Center Rock Tenn LLC	Delaware	100.00%
206.	NRG Energy Center San Diego LLC	Delaware	100.00%
207.	NRG Energy Center San Francisco LLC	Delaware	100.00%
208.	NRG Energy Center Smyrna LLC	Delaware	100.00%
209.	NRG Energy Center Washco LLC	Delaware	100.00%
210.	NRG Energy Development B.V.	Netherlands	100.00%
211.	NRG Energy Development GmbH	Germany	100.00%
212.	NRG Energy Insurance, Ltd.	Cayman Islands	100.00%
213.	NRG Energy Jackson Valley I, Inc.	California	100.00%
214.	NRG Energy Jackson Valley II, Inc.	California	100.00%
215.	NRG Energy Ltd.	United Kingdom	100.00%
216.	NRG Equipment Company LLC	Illinois	100.00%
217.	NRG Finance Company I LLC	Delaware	100.00%
218.	NRG Flinders Operating Services Pty Ltd	Australia	100.00%
219.	NRG Gila Bend Holdings Inc.	Delaware	100.00%
220.	NRG Gladstone Operating Services Pty Ltd	Australia	100.00%
221.	NRG Gladstone Superannuation Pty Ltd	Australia	100.00%
222.	NRG Granite Acquisition LLC	Delaware	100.00%
223.	NRG Huntley Operations Inc.	Delaware	100.00%
224.	NRG Ilion Limited Partnership	Delaware	100.00%
225.	NRG Ilion LP LLC	Delaware	100.00%
226.	NRG International Development Inc.	Delaware	100.00%
227.	NRG International Holdings (No. 2) GmbH	Switzerland	100.00%
228.	NRG International Holdings GmbH	Switzerland	100.00%
229.	NRG International II Inc.	Delaware	100.00%
230.	NRG International III Inc.	Delaware	100.00%
231.	NRG International LLC	Delaware	100.00%
232.	NRG Kaufman LLC	Delaware	100.00%
233.	NRG Lakefield Inc.	Delaware	100.00%
234.	NRG Lakeshore Generating LLC	Delaware	100.00%

			NRG Energy, Inc.
Number	Name	Jurisdiction of Incorporation	Ownership

235.	NRG Lakeshore Operations Inc.	Delaware	100.00%
236.	NRG Latin America Inc.	Delaware	100.00%
237.	NRG Marketing Services LLC	Delaware	100.00%
238.	NRG McClain LLC	Delaware	100.00%
239.	NRG Mesquite LLC	Delaware	100.00%
240.	NRG Mextrans Inc.	Delaware	100.00%
241.	NRG MidAtlantic Affiliate Services Inc.	Delaware	100.00%
242.	NRG MidAtlantic Generating LLC	Delaware	100.00%
243.	NRG MidAtlantic LLC	Delaware	100.00%
244.	NRG Middletown Operations Inc.	Delaware	100.00%
245.	NRG Montville Operations Inc.	Delaware	100.00%
246.	NRG Nelson Turbines LLC	Delaware	100.00%
247.	NRG New Jersey Energy Sales LLC	Delaware	100.00%
248.	NRG New Roads Holdings LLC	Delaware	100.00%
249.	NRG Newberry Generation LLC	Delaware	100.00%
250.	NRG North Central Operations Inc.	Delaware	100.00%
251.	NRG Northeast Affiliate Services Inc.	Delaware	100.00%
252.	NRG Northeast Generating LLC	Delaware	100.00%
253.	NRG Northern Ohio Generating LLC	Delaware	100.00%
254.	NRG Norwalk Harbor Operations Inc.	Delaware	100.00%
255.	NRG Ohio Ash Disposal LLC	Delaware	100.00%
256.	NRG Operating Services, Inc.	Delaware	100.00%
257.	NRG Oswego Harbor Power Operations Inc.	Delaware	100.00%
258.	NRG PacGen Inc.	Delaware	100.00%
259.	NRG Pacific Corporate Services Pty Ltd	Australia	100.00%
260.	NRG Peaker Finance Company LLC	Delaware	100.00%
261.	NRG Power Marketing Inc.	Delaware	100.00%
262.	NRG Power Options Inc.	Delaware	100.00%
263.	NRG Processing Solutions LLC	Delaware	100.00%
264.	NRG Rockford Acquisition LLC	Delaware	100.00%
265.	NRG Rockford Equipment II LLC	Illinois	100.00%
266.	NRG Rockford Equipment LLC	Illinois	100.00%
267.	NRG Rockford II LLC	Illinois	100.00%
268.	NRG Rockford LLC	Illinois	100.00%
269.	NRG Rocky Road LLC	Delaware	100.00%
270.	NRG Saguaro Operations Inc.	Delaware	100.00%
271.	NRG Services Corporation	Delaware	100.00%
272.	NRG South Central Affiliate Services Inc.	Delaware	100.00%
273.	NRG South Central Generating LLC	Delaware	100.00%
274.	NRG South Central Operations Inc.	Delaware	100.00%
275.	NRG Sterlington Power LLC	Delaware	100.00%

			NRG Energy, Inc.
Number	Name	Jurisdiction of Incorporation	Ownership

276.	NRG Sunnyside Operations GP Inc.	Delaware	100.00%
277.	NRG Sunnyside Operations LP Inc.	Delaware	100.00%
278.	NRG Taiwan Holding Company Limited	Taiwan	100.00%
279.	NRG Telogia Power LLC	Delaware	100.00%
280.	NRG Thermal LLC	Delaware	100.00%
281.	NRG Thermal Operating Services LLC	Delaware	100.00%
282.	NRG Thermal Services LLC	Delaware	100.00%
283.	NRG Turbines LLC	Delaware	100.00%
284.	NRG Victoria I Pty Ltd	Australia	100.00%
285.	NRG Victoria II Pty Ltd	Australia	100.00%
286.	NRG Victoria III Pty Ltd	Australia	100.00%
287.	NRG West Coast II LLC	Delaware	100.00%
288.	NRG West Coast LLC	Delaware	100.00%
289.	NRG Western Affiliate Services Inc.	Delaware	100.00%
290.	NRGenerating (Gibraltar)	Gibraltar	100.00%
291.	NRGenerating Energy Trading Ltd.	United Kingdom	100.00%
292.	NRGenerating Holdings (No. 11) B.V.	Netherlands	100.00%
293.	NRGenerating Holdings (No. 13) B.V.	Netherlands	100.00%
294.	NRGenerating Holdings (No. 14) B.V.	Netherlands	100.00%
295.	NRGenerating Holdings (No. 15) B.V.	Netherlands	100.00%
296.	NRGenerating Holdings (No. 16) B.V.	Netherlands	100.00%
297.	NRGenerating Holdings (No. 18) B.V.	Netherlands	100.00%
298.	NRGenerating Holdings (No. 19) B.V.	Netherlands	100.00%
299.	NRGenerating Holdings (No. 2) GmbH	Switzerland	100.00%
300.	NRGenerating Holdings (No. 21) B.V.	Netherlands	100.00%
301.	NRGenerating Holdings (No. 23) B.V.	Netherlands	100.00%
302.	NRGenerating Holdings (No. 24) B.V.	The Netherlands	100.00%
303.	NRGenerating Holdings (No. 3) B.V.	Netherlands	100.00%
304.	NRGenerating Holdings (No. 4) B.V.	Netherlands	100.00%
305.	NRGenerating Holdings (No. 4) GmbH	Switzerland	100.00%
306.	NRGenerating Holdings (No. 5) B.V.	Netherlands	100.00%
307.	NRGenerating Holdings (No. 6) B.V.	Netherlands	100.00%
308.	NRGenerating Holdings (No. 7) B.V.	Netherlands	100.00%
309.	NRGenerating Holdings (No. 8) B.V.	Netherlands	100.00%
310.	NRGenerating Holdings GmbH	Switzerland	99.00%
311.	NRGenerating II (Gibraltar)	Gibraltar	100.00%
312.	NRGenerating III (Gibraltar)	Gibraltar	100.00%
313.	NRGenerating International B.V.	Netherlands	100.00%
314.	NRGenerating IV (Gibraltar)	Gibraltar	100.00%
315.	NRGenerating Luxembourg (No. 1) S.a.r.l.	Luxembourg	100.00%
316.	NRGenerating Luxembourg (No. 2) S.a.r.l.	Luxembourg	100.00%

			NRG Energy, Inc.
Number	Name	Jurisdiction of Incorporation	Ownership

317.	NRGenerating Luxembourg (No. 6) S.a.r.l.	Luxembourg	100.00%
318.	NRGenerating Rupali B.V.	Netherlands	100.00%
319.	NRGenerating, Ltd.	United Kingdom	100.00%
320.	O Brien Biogas (Mazzaro), Inc.	Delaware	50.00%
321.	O Brien Cogeneration, Inc. II	Delaware	100.00%
322.	O Brien Standby Power Energy, Inc.	Delaware	50.00%
323.	Okeechobee Power I, Inc.	Delaware	100.00%
324.	Okeechobee Power II, Inc.	Delaware	100.00%
325.	Okeechobee Power III, Inc.	Delaware	100.00%
326.	ONSITE Energy, Inc.	Oregon	100.00%
327.	ONSITE Marianas Corporation	Commonwealth of the Northern Marianas Islands	100.00%
328.	Orrington Waste, Ltd. Limited Partnership	Oregon	17.00%
329.	Oswego Harbor Power LLC	Delaware	100.00%
330.	P.T. Dayalistrik Pratama	Indonesia	45.00%
331.	Pacific Crockett Holdings, Inc.	Oregon	100.00%
332.	Pacific Generation Company	Oregon	100.00%
333.	Pacific Generation Development Company	Oregon	100.00%
334.	Pacific Generation Holdings Company	Oregon	100.00%
335.	Pacific Orrington Energy, Inc.	Oregon	100.00%
336.	Pacific-Mt. Poso Corporation	Oregon	100.00%
337.	Penobscot Energy Recovery Company, Limited Partnership	Maine	50.00%
338.	Power Operations, Inc.	Delaware	100.00%
339.	Project Finance Fund III, L.P.	Delaware	7.00%
340.	Pyro-Pacific Operating Company	California	48.00%
341.	RWE Umwelt Westsachsen GmbH	Germany	50.00%
342.	Reid Gardner Power LLC	Delaware	50.00%
343.	Rocky Road Power, LLC	Delaware	50.00%
344.	Rybnik (Gibraltar)	Gibraltar	50.00%
345.	Rybnik Power B.V.	Netherlands	50.00%
346.	Saale Energie GmbH	Germany	100.00%
347.	Saale Energie Services GmbH	Germany	100.00%
348.	Sachsen Holding B.V.	Netherlands	100.00%
349.	Saguaro Power Company, a Limited Partnership	California	49.00%
350.	Saguaro Power LLC	Delaware	100.00%
351.	San Bernardino Landfill Gas Limited Partnership	California	50.00%
352.	San Joaquin Valley Energy I, Inc.	California	100.00%
353.	San Joaquin Valley Energy IV, Inc.	California	100.00%

			NRG Energy, Inc.
Number	Name	Jurisdiction of Incorporation	Ownership

354.	San Joaquin Valley Energy Partners I, L.P.	California	45.00%
355.	Scudder Latin American Power I-C L.D.C.	Cayman Islands, British West Indies	25.00%
356.	Scudder Latin American Power II-C L.D.C.	Cayman Islands, British West Indies	25.00%
357.	Scudder Latin American Power II-Corporation A	Cayman Islands, British West Indies	0.06%
358.	Scudder Latin American Power II-Corporation B	Cayman Islands, British West Indies	0.06%
359.	Scudder Latin American Power II-P L.D.C.	Cayman Islands, British West Indies	4.46%
360.	Scudder Latin American Power I-P L.D.C.	Cayman Islands, British West Indies	25.00%
361.	Servicios Energeticos, S.A	Bolivia	99.80%
362.	Somerset Operations Inc.	Delaware	100.00%
363.	Somerset Power LLC	Delaware	100.00%
364.	South Central Generation Holding LLC	Delaware	100.00%
365.	Southwest Generation LLC	Delaware	50.00%
366.	Southwest Power Holdings LLC	Delaware	50.00%
367.	SRW Cogeneration Limited Partnership	Delaware	50.00%
368.	Statoil Energy Power/Pennsylvania, Inc.	Pennsylvania	100.00%
369.	Sterling (Gibraltar)	Gibraltar	100.00%
370.	Sterling Luxembourg (No. 1) s.a.r.l.	Luxembourg	100.00%
371.	Sterling Luxembourg (No. 2) s.a.r.l.	Luxembourg	100.00%
372.	Sterling Luxembourg (No. 4) s.a.r.l.	Luxembourg	100.00%
373.	STS Hydropower Ltd.	Michigan	50.00%
374.	Suncook Energy LLC	Delaware	50.00%
375.	Sunshine State Power (No. 2) B.V.	Netherlands	100.00%
376.	Sunshine State Power B.V.	Netherlands	100.00%
377.	Tacoma Energy Recovery Company	Delaware	100.00%
378.	Telogia Power Inc.	Delaware	50.00%
379.	Termo Santander Holding (Alpha), L.L.C.	Delaware	50.00%
380.	TermoRio S.A.	Brazil	50.00%
381.	The PowerSmith Cogeneration Project, Limited Partnership	Delaware	8.75%
382.	Tosli (Gibraltar) B.V.	Netherlands	100.00%
383.	Tosli Acquisition B.V.	Netherlands	100.00%
384.	Turners Falls Limited Partnership	Delaware	9.00%
385.	Vienna Operations Inc.	Delaware	100.00%
386.	Vienna Power LLC	Delaware	100.00%
387.	WCP (Generation) Holdings LLC	Delaware	50.00%
388.	West Coast Power LLC	Delaware	100.00%